EXHIBIT 1


                        CENTRAL ILLINOIS LIGHT COMPANY

                                 $65,000,000

               FIRST MORTGAGE BONDS, MEDIUM-TERM NOTE A SERIES

                            DISTRIBUTION AGREEMENT

                                                    December 1, 1994
                                                    New York, New York

National Westminster Bank Plc,
  New York Branch
175 Water Street, 20th Floor
New York, New York  10038

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

     Central Illinois Light Company, an Illinois corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $65,000,000 aggregate principal amount of its First Mortgage Bonds, Medium-Term Note A Series (the "Notes"). The Company proposes to issue the Notes in one or more separate series under the Indenture of Mortgage and Deed of Trust, dated as of April 1, 1933, between Illinois Power Company and Bankers Trust Company, as Trustee (the "Trustee"), as amended and supplemented by various supplemental Indentures thereto and assumed by the Company and as it has been further supplemented by a supplemental Indenture, dated as of November 1, 1994, providing for the issuance of the Notes (the "Supplemental Indenture"). As used herein, "Mortgage" shall mean such Indenture of Mortgage and Deed of Trust as heretofore supplemented, including the Supplemental Indenture.

     The Notes will be issued in minimum denominations of $1,000 and integral multiples thereof (unless otherwise specified by the Company), will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement or supplements to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Mortgage, and, in the case of Notes sold pursuant to Section 2(a), the Administrative Procedures for the Notes, attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to either National Westminster Bank Plc, New York Branch ("National Westminster Bank") or PaineWebber Incorporated ("PaineWebber") acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (together, the "Agents," and individually, an "Agent"), and the term "Purchaser" shall refer to either Natwest Capital Markets Limited ("Natwest Capital"), an affiliate of National Westminster Bank or PaineWebber acting solely as principal pursuant to Section 2(b) and not as agent. References herein to the term "you" shall refer to you (and, in the case of National Westminster Bank, Natwest Capital) together at any time any of you is acting in both such capacities or in either such capacity.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 33-56311), including a basic prospectus, which has become effective, for the registration under the Act of $65,000,000 aggregate principal amount of the Company s First Mortgage Bonds (the "First Mortgage Bonds"), including the Notes. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (such supplement being hereinafter called the "Prospectus Supplement"). In connection with the sale of the Notes, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act further supplements to the Prospectus Supplement providing for the specification of the interest rates, if any, maturity dates, issuance prices, redemption terms and prices, if any, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof (any such supplement being hereinafter called a "Pricing Supplement").

          (b)  At each of the following times: (i) as of the Execution Time,
     (ii) on the Effective Date, (iii) when any supplement to the Prospectus is filed with the Commission, (iv) as of the date of any Terms Agreement (as defined by Section 2(b)) and (v) at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date") (1) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Mortgage, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; (2) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (3) the Prospectus, as supplemented as of any such time, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
     (B) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean the later of (i) each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective or (ii) the time and date of the filing of the Company's most recent Annual Report on Form 10-K. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the First Mortgage Bonds contained in the Registration Statement at the Effective Date (unless such basic prospectus has been amended by the Company subsequent to the Effective Date, in which case "Basic Prospectus" shall mean the form of basic prospectus as so amended). "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and as it may be further amended or supplemented at the particular time referred to. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including all incorporated documents, exhibits and financial statements, as it may be amended at the particular time referred to. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amended," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company or any of its subsidiaries (the "Subsidiaries"), taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Registration Statement and the Prospectus.

          (e) The Illinois Commerce Commission has entered an order, dated October 5, 1994, as amended by an order dated November 2, 1994, authorizing the issuance and sale of the Notes by the Company on terms and conditions not inconsistent with the terms and conditions set forth in or contemplated by this Agreement. The Notes, when issued and sold by the Company, will comply in all material respects with the terms, conditions and limitations set forth in such order. A copy of such order has been delivered to the Agents. Such order is in full force and effect and has not been amended, supplemented or otherwise modified without the consent of the Agents and counsel for the Agents.

          (f) The creation, issuance and sale of the Notes have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Mortgage and delivered and paid for by the purchasers thereof, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits and security afforded by the Mortgage equally and ratably with the other First Mortgage Bonds outstanding thereunder; the Mortgage has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors rights, including, without limitation, bankruptcy, insolvency and reorganization laws and to general equitable principles; and the Notes and the Mortgage conform to the descriptions thereof in the Registration Statement and the Prospectus.

          (g) The issuance and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Mortgage, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company s Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Mortgage except such as have been obtained prior to the Execution Time and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the public offering of the Notes.

          (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, stockholders equity or results of operations of the Company and its Subsidiaries taken as a whole; and, to the best of the Company s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (i) There are no contracts or documents of the Company or any of its Subsidiaries that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder that have not been so described or filed.

     2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes, on an exclusive basis, each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company. On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures.

     Subject to the Procedures, the Company reserves the right, in its sole discretion, to reject any offer to purchase Notes, in whole or in part. In addition, the Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent pursuant to this subsection, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

     Subject to the provisions of this Section 2 and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such times and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect, the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

     (b) Subject to the terms and conditions stated herein, whenever the Company and either of you determine that the Company shall sell Notes directly to a Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless otherwise agreed by the Company and the Purchaser, any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B hereto) is herein referred to as a "Terms Agreement." The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and specify, among other things, the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from the Company s independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(m).

     Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

     3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

     4.   Agreements.  The Company agrees with you that:

          (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a Pricing Supplement or (iii) a supplement relating to an offering of First Mortgage Bonds other than the Notes) unless the Company has furnished each of you and counsel for the Agents a copy for your review prior to filing and given each of you and counsel for the Agents a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424, (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or becomes effective,
     (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and
     (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request; provided, however, that should any such event relate solely to activities of you, then you shall assume the expense of preparing and furnishing any such amendment or supplement. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation of filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

          (c) During the term of this Agreement, the Company will timely file all documents required to be filed with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, on the date on which the Company (or as soon as practicable thereafter) makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you and counsel for the Agents the information contained in such announcement. The Company will notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company, or any public announcement of placement of the Notes or any other debt securities of the Company on what is commonly termed a watch list for possible downgrading, by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Act), promptly after the Company learns of any such downgrading or public announcement.

          (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (e) The Company will furnish to each of you and your counsel, without charge (except as otherwise provided herein), a reasonable number of copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

          (f) The Company will cooperate with the Agents in arranging for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes and, upon your request, will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome.

          (g) During the term of this Agreement, the Company shall furnish to each of you and counsel for the Agents (i) copies of all annual, quarterly and other reports furnished to stockholders, (ii) copies of all annual, quarterly and current reports (without exhibits but including documents incorporated by reference therein) of the Company filed with the Commission under the Exchange Act and (iii) such other information concerning the Company as you may reasonably request from time to time.

          (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Mortgage, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred pursuant to Section 4(f), the fees and disbursements of the Trustee and the fees of any ratings agency that rates the Notes, (ii) reimburse each of you on a monthly basis for all reasonable out-of-pocket expenses authorized by the Company in advance and incurred by you in connection with this Agreement (including, but not limited to, advertising expenses) and
     (iii) pay the reasonable fees and expenses of Chapman and Cutler, counsel for the Agents, incurred in connection with the implementation of the program for the offer and sale of the Notes as contemplated by this Agreement, not exceeding in the aggregate $31,000 (inclusive of the fees and expenses incurred pursuant to Section 4(f)).

          (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a new making to you of the representations and warranties of the Company in Section 1 (except that such representations and warranties shall be deemed to relate solely to the Registration Statement as then amended and to the Prospectus as then amended and supplemented to relate to such Notes).

          (j) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of First Mortgage Bonds other than the Notes or
     (ii) a Pricing Supplement) the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by its Chairman of the Board, President or any Vice President and by its principal financial or accounting officer, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(e) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

          (k) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of First Mortgage Bonds other than the Notes or
     (ii) a Pricing Supplement), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of Timothy W. Kirk, Esq., Director-General Counsel of the Company, satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, such counsel may furnish each of you with a letter to the effect that you may rely on such counsel s last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          (l) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of First Mortgage Bonds other than the Notes or
     (ii) a Pricing Supplement) to set forth amended or supplemental financial information (derived from the accounting records of the Company subject to the internal controls of the Company's accounting system or derived directly from such records by computation), the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that if the Registration Statement and the Prospectus are amended or supplemented solely to include financial information as of and for a fiscal quarter, Arthur Andersen LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of either Agent, such letter should cover such other information.

          (m) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its First Mortgage Bonds, including the Notes, with maturities or other terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

          (n) The Company shall not be required to comply with the provisions of subsections (j), (k) and (1) of this Section 4 during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes purchased pursuant to a Terms Agreement. Whenever the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes for any such period, however, prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into any Terms Agreement, the Company shall be required to comply with the provisions of subsections (j), (k) and (1) of this Section 4, but only to the extent of delivering or causing to be delivered the most recent certificate, opinion or letter, as the case may be, which would have otherwise been required under each such subsection unless the Agents otherwise reasonably request that such documents in respect of prior periods be delivered.

          (o) As soon as practicable after the Execution Time, and from time to time thereafter, if required, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights created under the Supplemental Indenture.

     5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date and when any supplement to the Prospectus is filed with the Commission, (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to each Agent the opinion of Timothy W. Kirk, Esq., Director-General Counsel of the Company, dated the Execution Time, to the effect that:

               (i) The Company is a validly organized and existing corporation in good standing under the laws of the State of Illinois.

               (ii) The Company is a public utility duly authorized by its Articles of Incorporation, as amended, to carry on the business in which it is engaged, as set forth in the Prospectus, and to own and operate the properties owned and used by it in such business; and the Company has the legal right to function and operate as an electric and gas utility in the State of Illinois.

               (iii) Except as to property acquired subsequent to the execution and delivery of the Supplemental Indenture, the Company has good and sufficient title to all the property described or referred to in and purported to be conveyed by the Mortgage (except such property as may have been disposed of and released from the lien thereof in accordance with the terms thereof), subject only to the lien of the Mortgage, to exceptions and reservations specifically set forth therein, to permissible encumbrances as therein defined and to matters specified in the Prospectus; the description in the Mortgage of such property is adequate to constitute the Mortgage a lien thereon; the Mortgage, subject only to exceptions and reservations specifically set forth therein, to permissible encumbrances as therein defined and to matters specified in the Prospectus as aforesaid, constitutes a valid direct first mortgage lien on such property, which includes substantially all of the fixed property of the Company, and on the franchises and permits of the Company pertaining to the operation of such property; all fixed property, and all franchises and permits pertaining to the operation thereof, acquired by the Company after the date of delivery of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage to the extent provided therein, subject, however, to permissible encumbrances as therein defined, to liens, defects and limitations, if any, existing or placed thereon at the time of acquisition thereof by the Company and to any rights or equities of others attaching under local law, except as provisions of the Bankruptcy Reform Act of 1978 may affect the validity of the lien thereof with respect to property acquired or proceeds realized by the Company after the commencement of bankruptcy proceedings with respect to the Company; and the Mortgage is enforceable in accordance with its terms for the benefit of the holders of the Notes and other First Mortgage Bonds outstanding thereunder from time to time, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, except as affected by the aforesaid provisions of the Bankruptcy Reform Act of 1978, and except as enforcement is subject to general principles of equity.

               (iv) The Mortgage has been qualified under the Trust Indenture Act and the Mortgage (except for the Supplemental Indenture) has been duly filed for recordation and otherwise filed, indexed or cross-indexed, and appropriate financing statements with respect thereto have been filed under the Uniform Commercial Code of Illinois, all in such manner and in such places as are required by law in order to give constructive notice of, establish, preserve and protect the lien of the Mortgage on all properties of the Company of every kind described in and conveyed by the Mortgage.

               (v) The Mortgage is in due and proper form, has been duly and validly authorized by the necessary corporate action, has been duly and validly executed and delivered and is a valid instrument legally binding on the Company.

               (vi) The creation, issuance and sale of the Notes by the Company have been duly and validly authorized by the necessary corporate action and, when issued within the limitations set forth in the order from the Illinois Commerce Commission referred to in paragraph (vii) below and executed and authenticated in accordance with the provisions of the Mortgage and delivered to and paid for by the purchasers thereof in accordance with this Agreement, the Notes will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and except as enforcement is subject to general principles of equity, and will be secured by the lien of and entitled to the benefits provided by the Mortgage (subject to the exceptions stated above); and the Notes and the Mortgage conform as to legal matters with the statements concerning them made in the Prospectus, and such statements accurately set forth the matters respecting the Notes and the Mortgage required to be set forth in the Prospectus.

               (vii) The order of the Illinois Commerce Commission authorizing the issuance and sale of the Notes by the Company has been duly entered and, to the best knowledge of such counsel, is still in force and effect; and no further approval, authorization, consent, certificate or order of any state or federal commission or regulatory authority is necessary with respect to the execution and delivery of the Mortgage or the issuance and sale of the Notes, except that the sale of the Notes in certain jurisdictions may be subject to the securities or "Blue Sky" laws thereof as to which such counsel need express no opinion.

               (viii) The Registration Statement has become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or threatened; and although such counsel assumes no responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement, or any amendment thereto, or the Prospectus, or any amendment thereto or supplement thereof, except as expressly stated in such counsel's opinion pursuant to the requirements of this paragraph (b), such counsel has no reason to believe that the Registration Statement, at the Effective Date
          (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date it was filed (or transmitted for filing) with the Commission pursuant to Rule 424 or at the date of such opinion (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ix) This Agreement has been duly authorized, executed and delivered by the Company.

               (x) Neither the issuance and sale of the Notes nor the consummation of any of the other transactions herein contemplated will conflict with, result in a breach of or constitute a default under the Articles of Incorporation, as amended, or Bylaws of the Company.

               (xi) The statements contained in the Registration Statement and the Prospectus which are expressed therein to have been made on the authority of such counsel have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct.

               (xii) Except as disclosed in the Prospectus as then amended or supplemented, there are no actions, suits, investigations or proceedings at law or in equity or before or by any court, public board or body pending or, to the best knowledge of such counsel, threatened against the Company or any Subsidiary wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or on the validity or enforceability against the Company of this Agreement, the Mortgage or the Notes.

               (xiii) Neither the issuance and sale of the Notes nor the consummation of any of the other transactions herein contemplated will conflict with, result in a breach of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound.

               (xiv) To the best knowledge of such counsel: (A) the descriptions included in the Registration Statement and the Prospectus of statutes, legal and other governmental proceedings and of franchises, contracts and other documents are accurate and fairly present the information required to be shown and (B) there is no material legal or governmental proceeding and no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

          (c) The Company shall have furnished to the Agents the opinion, dated the Execution Time, of Winthrop, Stimson, Putnam & Roberts, special counsel for the Company, to the effect set forth in clauses (i),
     (v), (vi), (vii), (viii), (ix) and (x) of paragraph (b) of this Section 5 and to the further effect that (i) the Registration Statement, at the Effective Date, and the Prospectus, at the date it was filed (or transmitted for filing) with the Commission pursuant to Rule 424 (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and the documents or portions thereof filed with the Commission pursuant to the Exchange Act and deemed to be incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (ii) the Mortgage has been qualified under the Trust Indenture Act. In rendering such opinion, Winthrop, Stimson, Putnam & Roberts may rely upon the opinion of Timothy W. Kirk, Esq., Director-General Counsel of the Company, as to matters governed by Illinois law and, as to matters of fact, upon certificates of officers of the Company and public officials.

          (d) The Agents shall have received from Chapman and Cutler, counsel for the Agents, an opinion, dated the Execution Time, with respect to the issuance and sale of the Notes, the Mortgage, the Registration Statement, the Prospectus, each amendment thereto or supplement thereof, if any, and other related matters as the Agents may reasonably require, and the Company will have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e) The Company will have furnished to each Agent a certificate, dated the Execution Time, of the Company, signed by its Chairman of the Board, President or any Vice President and by its principal financial or accounting officer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) The representations and warranties of the Company contained in this Agreement are true and correct in all material respects, and the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder as a condition to the obligation of the Agents to solicit offers to purchase the Notes.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's best knowledge, threatened.

               (iii) Since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company or any Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus.

          (f) At the Execution Time, Arthur Andersen LLP shall have furnished to each Agent a letter, dated as of the Execution Time, in form and substance reasonably satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) In their opinion the audited consolidated financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder.

               (ii) On the basis of a reading of the latest unaudited consolidated financial statements made available by the Company, the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the Board of Directors, the Executive Committee of the Board of Directors and the Audit Committee of the Board of Directors of the Company and the Subsidiaries and of the Sole Stockholder of the Company and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included or incorporated by reference in the Prospectus, nothing came to their attention which caused them to believe that:

                    (A) any unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder; or such unaudited consolidated financial statements are not prepared on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                    (B) with respect to the interim period subsequent to the date of the most recent consolidated financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Prospectus, there were any changes at a specified date (not more than five business days prior to the date of such letter) in the long-term debt or capital stock of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from the date of such most recent consolidated financial statements to such specified date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, consolidated operating income, consolidated net income or net income available for common stock; except in all instances for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and

                    (C) they have compared certain dollar amounts (or percentages derived from such dollar amounts) and other financial information specified by the Agents (1) which appear in the Prospectus under the caption "Ratio of Earnings to Fixed Charges," (2) which appear or are incorporated by reference in the Company s Annual Report on Form 10-K incorporated by reference in the Registration Statement and the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" or
               (3) which appear in any of the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus under the captions "Management s Discussion and Analysis of Financial Condition and Results of Operations" and "Ratio of Earnings to Fixed Charges" (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the accounting records of the Company subject to the internal controls of the Company s accounting system or are derived directly from such records by computation) to the accounting records of the Company or schedules prepared from data in such records and have found such dollar amounts, percentages and other financial information to be in agreement.

                    References to the Prospectus in this paragraph (f)
               include any supplement thereto at the date of the letter.

                    (g) There shall be in full force and effect the order of the Illinois Commerce Commission referred to in Section 1(e).

                    (h) Each Agent shall have received a copy of the Letter of Representations between the Company, the Trustee and The Depository Trust Company, satisfactory to each of you, and summarizing its agreement to hold, safekeep and effect book-entry transfers of the Notes.

                    (i) On and as of each Closing Date with respect to the sale by the Company of Notes, counsel for the Agents shall have received copies of all documents required to be delivered to the Trustee under the Mortgage by the Company in connection with the issuance of Notes on such date.

                    (j) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

               If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

               The documents required to be delivered by this Section 5 at the Execution Time shall be delivered at the office of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York 10004.

               6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                    (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or threatened.

                    (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(e), (ii) the opinion of Timothy W. Kirk, Director-General Counsel to the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(b), (iii) the opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(c), (iv) the opinion of Chapman and Cutler, counsel for the Purchaser, substantially to the effect set forth in Section 5(d) and (v) the letter of Arthur Andersen LLP, independent public accountants for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(f); provided, however, that references to the Registration Statement and the Prospectus in such certificate, opinions and letter shall be to the Registration Statement and the Prospectus as then amended and supplemented.

                    (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and counsel to the Purchaser, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

               7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, there shall have occurred (i) any change in or affecting the business or properties of the Company and its Subsidiaries, considered as one enterprise, the effect of which, in the reasonable judgment of such person, has a material adverse effect on the investment quality of such Note or (ii) any event described in paragraphs
          (ii), (iii), (iv) or (v) of Section 9(b).

               8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent and each person who controls either Agent within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which it or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement as originally filed, or in any amendment thereto, covering the registration of the Notes, or in the Basic Prospectus, the Prospectus or in any prospectus relating to the Notes, or in any amendment thereto or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action, suit or proceeding as such expenses are incurred; provided, however, that (i) that Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by either Agent specifically for use therein, or arises out of or is based upon the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) such indemnity with respect to the Basic Prospectus or any preliminary Prospectus shall not inure to the benefit of either Agent (or any person controlling such Agent) from or through whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person was not sent or given a copy of the Prospectus, excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or the omission of a material fact contained in the Basic Prospectus or any preliminary Prospectus was corrected in the Prospectus; provided that the Company shall have delivered such Prospectus in a timely manner and in sufficient quantities to permit such delivery by the Agents. This agreement of indemnity will be in addition to any liability which the Company may otherwise have.

               (b) Each Agent severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to written information furnished to the Company by such Agent specifically for use in connection with the preparation of the documents referred to in such foregoing indemnity. This agreement of indemnity will be in addition to any liability which either Agent may otherwise have.

               (c) Promptly after receipt by any person indemnified under this Section 8 of notice of the commencement of any action, suit or proceeding, such person will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party will not relieve it from any liability which it may have to any indemnified person otherwise than under this Section 8. In case any such action, suit or proceeding is brought against any person indemnified under this Section 8 and such indemnified person notifies an indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to such indemnified person promptly after receiving the aforesaid notice from such indemnified person, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person; provided, however, that if the defendants in any such action, suit or proceeding include both such indemnified person and such indemnifying party and such indemnified person shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified persons which are different from or in addition to the defenses available to such indemnifying party, the indemnified person or persons shall have the right to be represented by separate counsel in the defense of such action, suit or proceeding on behalf of such indemnified person or person. Upon receipt of notice from such indemnifying party to such indemnified person of the former's election so to assume the defense of such action, suit or proceeding and approval by such indemnified person of counsel, such indemnifying party will not be liable to such indemnified person under this
          Section 8 for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof unless (i) such indemnified person shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Agents in the case of indemnification under paragraph (a) of this Section 8), (ii) such indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified person to represent such indemnified person within a reasonable time after notice of commencement of such action, suit or proceeding or (iii) such indemnifying party shall have authorized the employment of counsel for such indemnified person at the expense of such indemnifying party; provided that if clause (i) or (iii) above is applicable, the liability of such indemnifying party shall be only in respect of the counsel specifically referred to in such clause (i) or (iii).

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 8 in respect of any losses, claims, damages or liabilities referred to in this
          Section 8, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent or Agents, as the case may be, on the other hand from the offering of the Notes to which such losses, claims, damages and liabilities relate. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agent or Agents, as the case may be, on the other hand in connection with the statements or omissions which resulted in such losses, claims, considerations. The relative benefits received by the Company on the one hand and the Agent or Agents, as the case may be, on the other hand in connection with the offering of the Notes shall be deemed to be in the same proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total commissions and discounts, if any, received by such Agent or Agents, as the case may be, in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Agent or Agents, as the case may be, on the other hand and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by per capita allocation (even if both Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonable incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total sales price received by the Company for Notes purchased by or through it exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Agent within the meaning of Section 15 of the Act shall have the same rights to contribution as such Agent, and each director of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company. The obligations of each of the Agents under this paragraph (d) to contribute are several and are not joint. Any person entitled to contribution shall, promptly after receipt of notice of the commencement of any action, suit or proceeding against such person in respect of which a claim for contribution may be made against a party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve such party or parties from any other obligation it or they may have otherwise than under this paragraph (d).

               (e) The indemnification and contribution provisions contained in this Section 8 shall be applicable to each Purchaser which agrees to purchase Notes pursuant to a Terms Agreement. In each such event, each reference to "Agent" contained in this
          Section 8 shall be deemed to include such Purchaser with respect to the offering and sale of such Notes.

               9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or any of you insofar as this Agreement relates to such of you, by giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4(h),
          Section 8 and Section 10.

               (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) the Purchaser shall exercise its right to refuse to purchase the Notes which are the subject of such Terms Agreement in accordance with the provisions of Section 7, or (ii) there shall have occurred any outbreak or material escalation of hostilities or other national or international calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Purchaser, impractical to market the Notes or enforce contracts for the sale of the Notes on the terms and in the manner contemplated in the Prospectus, or (iii) trading in any CILCORP, Inc.'s common stock shall have been suspended by the Commission or the New York Stock Exchange or trading generally on the New York Stock Exchange shall have been suspended or limited, or minimum prices for trading shall have been established on such Exchange, or (iv) a banking moratorium shall have been declared by either Federal or New York authorities, or (v) if the rating assigned by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Act) to the Notes or any other First Mortgage Bonds of the Company as of the date of the applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed the Notes or any other First Mortgage Bonds of the Company on what is commonly termed a watch list for possible downgrading, or (vi) the subject matter of any amendment or supplement to the Registration Statement or the Prospectus prepared and issued by the Company, or the exceptions set forth in any letter of Arthur Andersen LLP furnished pursuant to
          Section 5(f), shall have made it, in the reasonable judgment of the Purchaser, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes.

               10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the third paragraph of Section 2(a) and Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement.

               11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 300 Liberty Street, Peoria, Illinois 61602, Attention: William R. Dodds.

               12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

               13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               14. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                      Very truly yours,

                                      CENTRAL ILLINOIS LIGHT COMPANY


                                      By:_______________________________
                                          Title:

          The foregoing Agreement is hereby
          confirmed and accepted as of the date
          hereof.

          NATIONAL WESTMINSTER BANK PLC,
            NEW YORK BRANCH


          By:_______________________________
              Title:

          PAINEWEBBER INCORPORATED


          By:_______________________________
              Title:

                                      SCHEDULE I

          Commissions:

                    The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:

                                    TERM             COMMISSION RATE

          From 1 year to less than 18 months              .150%
          From 18 months to less than 2 years             .200%
          From 2 years to less than 3 years               .250%
          From 3 years to less than 4 years               .350%
          From 4 years to less than 5 years               .450%
          From 5 years to less than 6 years               .500%
          From 6 years to less than 7 years               .550%
          From 7 years to less than 10 years              .600%
          From 10 years to less than 15 years             .625%
          From 15 years to less than 20 years             .675%
          From 20 years up to and including 30 years      .750%

          Address for Notice to You:

                    Notices to National Westminster Bank Plc, New York Branch shall be directed to it at 175 Water Street, 21st Floor, New York, New York 10038, attention of Manager-Medium-Term Note Desk.

                    Notices to PaineWebber Incorporated shall be directed to it at 1285 Avenue of the Americas, New York, New York 10019,
          attention of Peter Abramenko   MTN Desk.

                                                      Exhibit A


                        CENTRAL ILLINOIS LIGHT COMPANY

               FIRST MORTGAGE BONDS, MEDIUM-TERM NOTE A SERIES
                          ADMINISTRATIVE PROCEDURES


     First Mortgage Bonds, Medium-Term Note A Series (the Notes ), are to be offered on a continuing basis by Central Illinois Light Company (the "Company"). National Westminster Bank Plc, New York Branch and PaineWebber Incorporated, as agents (each an "Agent" and collectively the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated December 1, 1994 (the "Distribution Agreement") to which these administrative procedures are attached as an exhibit. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

     The Notes will be issued in one or more separate series under the Mortgage as it has been supplemented by the Supplemental Indenture providing for the issuance of the Notes. Bankers Trust Company ("Bankers Trust") will act as the paying agent (the "Paying Agent") for the payment of principal of and premium, if any, and interest on the Notes and will perform, as the Paying Agent, unless otherwise specified, the other duties specified herein.

     The Notes will rank equally and ratably with all other bonds outstanding or hereafter issued under the Mortgage. The Notes have been registered with the Securities and Exchange Commission (the "Commission") and, unless otherwise specified in the applicable Pricing Supplement for such Notes, will bear interest at fixed rates. If the applicable Pricing Supplement specifies that any Note will bear interest at a variable rate, the administrative procedures set forth below will be amended in accordance with the provisions of the Distribution Agreement to include procedures relating to such Notes.

     Each Note will be represented by either a Global Security (as defined hereinafter) delivered to Bankers Trust as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Prospectus, (i) each Note will be initially issued as a Book-Entry Note and (ii) an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

     The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Administrative procedures applicable to both Book-Entry Notes and Certificated Notes are set forth in Part III hereof. Administrative responsibilities, document control and record-keeping functions will be handled for the Company by its Secretary. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

     To the extent the procedures set forth below conflict with the provisions of the Notes, the Mortgage or the Distribution Agreement, the relevant provisions of the Notes, the Mortgage and the Distribution Agreement shall control. "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in New York, New York, or any other location specified as a place of payment under the Mortgage or the Notes, are generally authorized or required by law, regulation or executive order to remain closed.

Part I:  Administrative Procedures for Book-Entry Notes

     In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Bankers Trust will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations to be delivered from the Company and Bankers Trust to DTC and a Medium-Term Note Certificate Agreement between Bankers Trust and DTC, dated as of October 21, 1988 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC s Same-Day Funds Settlement System ("SDFS").

Issuance:                          On any date of settlement (as defined
                                   under "Settlement" below) for one or more
                                   Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $150,000,000 principal amount of all such Notes that have the same interest rate, interest payment dates, date of maturity ("Maturity Date"), redemption provisions, if any, and other terms and provisions (collectively, the
                                   "Terms"). Each Global Security shall be authenticated on the settlement date therefor and will be dated and issued as of the date of such authentication by the Trustee. No Global Security will represent any Certificated Note.

Identification Numbers:            The Company has arranged with the CUSIP
                                   Service Bureau of Standard & Poor s
                                   Corporation (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. The
                                   Company has obtained from the CUSIP
                                   Service Bureau a written list of such
                                   series of reserved CUSIP numbers and has delivered to DTC and the Trustee a written list of 900 CUSIP numbers of such series.
                                   The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". It is expected that DTC will notify the CUSIP Service
                                   Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                                   Securities. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned to Global
                                   Securities, the Trustee shall so advise
                                   the Company and, if it deems necessary,
                                   the Company will reserve additional CUSIP numbers for assignment to Global
                                   Securities representing Book-Entry Notes.
                                   Upon obtaining such additional CUSIP
                                   numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:                      Each Global Security will be registered in
                                   the name of Cede & Co., as nominee for
                                   DTC, on the security register maintained under the Mortgage. It is expected that the beneficial owner of a Book-Entry Note
                                   (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC
                                   (with respect to such Note, the
                                   "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and it is expected that DTC will record in book-entry form, in accordance with instructions provided by such
                                   Participants, a credit balance with
                                   respect to such beneficial owner in such
                                   Note in the account of such Participants.
                                   The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                         Transfers of a Book-Entry Note will be
                                   accomplished by book entries made by DTC and, in turn by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferees and transferors of such Note.

Consolidations:                    Upon receipt of instructions from the
                                   Company, Bankers Trust may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting
                                   Global Security) specifying (i) the CUSIP numbers of two or more Outstanding Global
                                   Securities that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date,
                                   (ii) a date, occurring at least thirty
                                   days after such written notice is
                                   delivered and at least thirty days before the next Interest Payment Date (as defined below) for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global
                                   Security. Upon receipt of such a notice, it is expected that DTC will send to its participants (including Bankers Trust) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, Bankers Trust will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, Bankers Trust will exchange such Global Securities for a single Global Security bearing the new
                                   CUSIP number, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not reassigned until the Book-Entry Notes represented by such exchanged Global
                                   Securities have matured or been redeemed.

Maturities:                        Each Book-Entry Note will mature on a date
                                   not less than one year nor more than 30
                                   years after the date of settlement for
                                   such Note.

Denominations:                     Book-Entry Notes will be issued in
                                   principal amounts of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $150,000,000.

Interest:                          General.  Interest on each Book-Entry Note
                                   will accrue from and including the
                                   original issue date of, or the last date to which interest has been paid on, the Global Security representing such Note.
                                   Each payment of interest on a Book-Entry
                                   Note will include interest accrued to but excluding the Interest Payment Date
                                   (defined below) or the Maturity Date or, upon earlier redemption, the date of such redemption (the "Redemption Date"), as the case may be. Interest payable on the Maturity Date or the Redemption Date of a Book-Entry Note will be payable to the person to whom the principal of such Note is payable. Standard & Poor s Corporation will use the information received in the pending deposit message described under
                                   Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor s Corporation.

                                   Record Dates. The record date with respect to any Interest Payment Date with respect to any Book-Entry Note shall be the date specified in the applicable Pricing Supplement for such Note (typically, fifteen calendar days preceding such Interest Payment Date) (whether or not a Business Day) immediately preceding such Interest Payment Date (each, a "Regular Record Date").

                                   Interest Payment Dates. Interest payments on any Book-Entry Note will be made semi-annually on dates of each year specified in the applicable Pricing Supplement for such Note (each, an "Interest Payment Date") and on the Maturity Date or the Redemption Date.

Payments of Principal
and Interest:                      Payment of Interest Only.  Promptly after
                                   each Regular Record Date, the Paying Agent will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest
                                   Payment Date (other than an Interest
                                   Payment Date coinciding with the Maturity
                                   Date) and the total of such amounts. It is expected that DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor s
                                   Corporation. The Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than on the Maturity Date), and the Paying
                                   Agent will pay such amount to DTC at the times and in the manner set forth under "Manner of Payment" below. If any Interest Payment Date for a Book-Entry
                                   Note is not a Business Day, the payment
                                   due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest
                                   Payment Date.

                                   Payments on Maturity Date, Etc.  On or
                                   about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either on the Maturity Date or the Redemption Date in the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or the Redemption Date, as the case may be, of such Global Security. The Company will pay to the Paying Agent the principal amount of such Global Security, together with interest due on such Maturity Date or Redemption Date. The Paying Agent will pay such amounts to DTC at the times and in the manner set forth below under" Manner of Payment." If the Maturity Date or the Redemption Date of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or the Redemption Date. Promptly after payment to DTC of the principal and interest due at the Maturity Date or the Redemption Date of such Global Security, the Paying Agent will cancel such Global Security in accordance with the terms of the Mortgage.

                                   Manner of Payment.  The total amount of
                                   any principal and interest due on Global
                                   Securities on any Interest Payment Date or on the Maturity Date or the Redemption Date shall be paid by the Company to the Paying Agent in immediately available funds for use by the Paying Agent no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Paying Agent or by the Paying Agent s debiting the account of the Company maintained with the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. Prior to 10:00 A.M. (New York City time) on each Maturity Date or Redemption Date or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or Redemption Date. On each Interest
                                   Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Paying Agent and DTC. Thereafter, on each such date, it is expected that DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                   Withholding Taxes.  The amount of any
                                   taxes required under applicable
                                   law to be withheld from any interest
                                   payment on a Book-Entry Note will
                                   be determined and withheld by the
                                   Participant, indirect participant in
                                   DTC or other person responsible for
                                   forwarding payments and materials
                                   directly to the beneficial owner of
                                   such Note.

Settlement:                        The receipt by the Company of immediately
                                   available funds in payment for a
                                   Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute
                                   "settlement" with respect to such Note.
                                   All orders accepted by the Company will be settled on the fifth Business Day following the date of sale of a Book-Entry
                                   Note unless the Company, the Trustee and the purchaser agree to settlement on another day that shall be no earlier than the next Business Day.

Settlement Procedures:             Settlement Procedures with regard to each
                                   Book-Entry Note sold by the Company
                                   through an Agent, as agent, shall be as
                                   follows:

                                   A.  Such Agent will advise the Company by
                                   telephone, followed by facsimile
                                   transmission, of the following settlement information:

                                   1.    Principal amount.

                                   2.    Maturity Date.

                                   3.    Interest rate.

                                   4.    Interest Payment Dates.

                                   5.    Redemption provisions, if any.

                                   6.    Settlement date/Issue date.

                                   7.    Issue price.

                                   8.    Agent s commission, determined as
                                         provided in Section 2(a) of the
                                         Distribution Agreement.

                                   9.    Any other terms not inconsistent
                                         with the provisions of the Mortgage.

                                   B.  The Company will assign a CUSIP number
                                   to such Book-Entry Note and will advise
                                   Bankers Trust by facsimile transmission
                                   or other mutually acceptable means of the information set forth in Settlement Procedure "A" above and the name of such Agent and the CUSIP number assigned to such Book-Entry Note. The Company will notify the Agent of such CUSIP number by telephone as soon as practicable. Each such communication by the Company shall constitute a representation and warranty by the Company to Bankers Trust and each Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) the Global Security representing such Note will conform with the terms of the Mortgage pursuant to which such Note and Global Security are issued and comply with the terms and limitations contained in the order of the Illinois Commerce Commission referred to in Section 1(e) of the Distribution Agreement and (iii) upon authentication and delivery of such Global Security, the aggregate principal amount of all Notes initially offered issued under the Mortgage together will not exceed $65,000,000 (except for Global Securities or Notes represented by and authenticated and delivered in exchange for or in lieu of Notes in accordance with the Mortgage).

                                   C.  Bankers Trust will enter a pending
                                   deposit message through DTC's Participant
                                   Terminal System, providing the following settlement information to DTC, which shall route such information to such Agent and Standard & Poor s Corporation:

                                   1.    The information set forth in
                                         Settlement Procedure "A"

                                   2.    CUSIP number of the Global Security
                                         representing such Note.

                                   3.    Whether such Global Security will
                                         represent any other Book-Entry Note
                                         (to the extent known at such time).

                                   D.  The Trustee will complete and
                                   authenticate the Global Security
                                   representing such Note.

                                   E.  It is expected that DTC will credit
                                   such Note to Bankers Trust s participant account at DTC.

                                   F.  Bankers Trust will enter an SDFS
                                   deliver order through DTC s Participant
                                   Terminal System instructing DTC
                                   to (i) debit such Note to Bankers Trust's participant account and credit such Note to such Agent's participant account and (ii) debit such
                                   Agent's settlement account and credit
                                   Bankers Trust s settlement account
                                   for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by Bankers Trust to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) Bankers Trust is holding such Global Security pursuant to the MTN Certificate Agreement.

                                   G.  Such Agent will enter an SDFS deliver
                                   order through DTC s Participant Terminal
                                   System instructing DTC (i) to
                                   debit such Note to such Agent's
                                   participant account and credit such Note to the participant accounts of the Participants with respect to such
                                   Note and (ii) to debit the settlement
                                   accounts of such Participants and
                                   credit the settlement account of such
                                   Agent for an amount equal to the
                                   price of such Note.

                                   H.  Transfers of funds in accordance with
                                   SDFS deliver orders described in
                                   Settlement Procedures "F" and "G" will
                                   be settled in accordance with SDFS
                                   operating procedures in effect on the
                                   settlement date.

                                   I.  Bankers Trust will, upon confirming
     receipt of such funds from the Agent, wire transfer to the account of the Company maintained at Bankers Trust Company (for credit to Central Illinois Light Company, Account No. 50015147) in immediately available funds in the amount transferred to Bankers Trust in accordance with Settlement Procedure "F".

                                   J.  Such Agent will confirm the purchase
     of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser


Settlement Procedures
Timetable:                         For orders of Book-Entry Notes solicited
                                   by an Agent, as agent, and accepted by the Company for settlement on the first
                                   Business Day after the sale date,
                                   Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

     SETTLEMENT
     PROCEDURE                                 TIME

     A                              11:00 A.M. on the sale date
     B                              4:00 P.M. on the sale date
     C                              5:00 P.M. on the sale date
     D                              9:00 A.M. on the settlement date
     E                              10:00 A.M. on the settlement date
     F-G                            3:00 P.M. on the settlement date
     H                              4:45 P.M. on the settlement date
     I-J                            5:00 P.M. on the settlement date

     If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M. and 4:00 P.M. on the first Business Day after the sale date with respect to Settlement Procedures "A" and "B," respectively, and no later than 5:00 P.M. on the first Business Day after the sale date, with respect to Settlement Procedure "C." Settlement Procedures "H" and "I" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

     If settlement of a Book-Entry Note is rescheduled or cancelled, the Company will instruct Bankers Trust to deliver to DTC a cancellation message to such effect by no later than 12:00 Noon on the Business Day immediately preceding the scheduled settlement date and Bankers Trust will enter such message no later than 2:00 P.M. through DTC's Participation Terminal System.

Monthly Reports:                    Monthly, the Trustee will send to the
                                    Company a statement setting forth the
                                    principal amount of Notes outstanding as of that date under the Mortgage and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.

Failure to Settle:                  If Bankers Trust or the Agent fails to
                                    enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "F" or "G," Bankers
                                    Trust may upon the approval of the
                                    Company deliver to DTC, through DTC s
                                    Participant Terminal System, as soon as
                                    practicable, a withdrawal message
                                    instructing DTC to debit such Note to
                                    Bankers Trust s participant account,
                                    provided that Bankers Trust s participant account contains a principal amount of the Global Security representing such
                                    Note that is at least equal to the
                                    principal amount to be debited.  If a
                                    withdrawal message is processed with
                                    respect to all the Book-Entry Notes
                                    represented by a Global Security, Bankers
                                    Trust will mark such Global Security
                                    cancelled,  make appropriate entries in
                                    Bankers Trust s records and send such
                                    cancelled Global Security to the Company.
                                    The CUSIP number assigned to such Global
                                    Security shall, in accordance with CUSIP
                                    Service Bureau procedures, be cancelled
                                    and not reassigned until the Book-Entry
                                    Notes represented by such Global Security have matured or been redeemed. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, Bankers Trust will exchange such Global Security for another
                                    Global Security, which shall represent
                                    the Book-Entry Notes previously
                                    represented by the surrendered Global
                                    Security with respect to which a
                                    withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "F," respectively. Thereafter, Bankers Trust will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, then the Company will reimburse such Agent or Bankers Trust as applicable on an equitable basis for the loss of the use of funds during the period when they were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Part II:  Administrative Procedures for Certificated Notes

     Bankers Trust will serve as registrar in connection with the Certificated Notes.

Maturities:                        Each Certificated Note will mature on a
                                   date not less than one year and not more than 30 years after the date of delivery by the Company of such Note.

Price to Public:                   Each Certificated Note will be issued at
                                   the percentage of principal amount
                                   specified in the Prospectus or, if
                                   applicable, the Pricing Supplement
                                   relating to such Note.

Denominations:                     The denomination of any Certificated Note
                                   will be a minimum of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration:                      Certificated Notes will be issued only in
                                   fully registered form.

Interest:                          General.  Interest on each Certificated
                                   Note will accrue from and including the
                                   original issue date of, or the last date to which interest has been paid on, such Note. Each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest
                                   Payment Date or the Maturity Date or, upon earlier redemption, the Redemption Date, as the case may be. Interest payable on the Maturity Date or the Redemption Date of a Certificated Note will be payable to the person to whom the principal of such
                                   Note is payable.

     Record Dates. The record dates with respect to the Interest Payment Dates shall be the Regular Record Dates.

     Interest Payment Dates. Interest payments on Certificated Notes will be made semi-annually on each Interest Payment Date and on the Maturity Date or the Redemption Date.

Payments of Principal
and Interest:                      Interest will be payable to the person in
                                   whose name a Certificated Note is
                                   registered at the close of business on the Regular Record Date next preceding an Interest Payment Date. Unless other arrangements are made acceptable to the Company, all interest payments (excluding interest payments made on the Maturity
                                   Date or the Redemption Date) on a
                                   Certificated Note will be made by check
                                   mailed to the person entitled thereto as provided above.

     Bankers Trust will pay the principal amount of each Certificated Note on the Maturity Date upon presentation of such Certificated Note to Bankers Trust. Such payment, together with payment of interest due on the Maturity Date, will be made from funds deposited with Bankers Trust by the Company.

     Bankers Trust will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

     Within 10 days following each Regular Record Date, the Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Settlement:                        The settlement date with respect to any
                                   offer to purchase Certificated Notes
                                   accepted by the Company will be a date on or before the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser, the Trustee and the Company and shall be specified upon acceptance of such offer.
                                   The Company will instruct the Trustee to effect delivery of each Certificated Note no later than 1:00 P.M. (New York City time) on the settlement date to the Presenting Agent (as defined under
                                   "Preparation of Pricing Supplement" in
                                   Part III below) for delivery to the
                                   purchaser.

Settlement Procedures:             For each offer to purchase a Certificated
                                   Note that is accepted by the Company, the Presenting Agent will provide (unless provided by the purchaser directly to the Company) by telephone and facsimile transmission or other mutually acceptable means the following information to the
                                   Company:

                                   1.    Name in which such Note is to be
                                         registered (the "Registered Owner").

                                   2.    Address of the Registered Owner and,
                                         if different, address for payment of
                                         principal and interest.

                                   3.    Taxpayer identification number of
                                         the Registered Owner.

                                   4.    Principal amount.

                                   5.    Maturity Date.

                                   6.    Interest rate.

                                   7.    Interest Payment Dates.

                                   8.    Redemption provisions, if any.

                                   9.    Settlement date/Issue date.

                                   10.   Issue price.

                                   11.   Agent's commission, determined as
                                         provided in Section 2(a) of the
                                         Distribution Agreement.

                                   12.   Any other terms not inconsistent
                                         with the provisions of the Mortgage.

     The Presenting Agent will advise the Company of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Certificated Note solicited by such Agent and accepted by the Company in time for the Trustee to prepare and authenticate the required Certificated Note. Before accepting any offer to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate such Note. After receiving from the Presenting Agent the details for each offer to purchase a Certificated Note that has been accepted by the Company the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Trustee, including the information provided by the Presenting Agent necessary for the preparation and authentication of such Note.

Note Deliveries and
Cash Payment:                      Upon  receipt of  appropriate documentation
                                   and instructions, the Company will cause the Trustee to prepare and authenticate the pre-printed 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Presenting Agent and the Trustee:

                                   1.    Note with customer receipt.

                                   2.    Stub 1 - For the Presenting Agent.

                                   3.    Stub 2 - For the Company.

                                   4.    Stub 3 - For the Trustee.

     Each Certificated Note shall be authenticated on the settlement date therefor. The Trustee (upon receipt of appropriate documentation from the Company) will authenticate each Certificated Note and deliver it (with the confirmation) to the Presenting Agent (and deliver the stubs as indicated above), all in accordance with written or electronic instructions (or oral instructions confirmed in writing (which may be given by facsimile transmission) on the next Business Day) from the Company. Delivery by the Trustee of each Certificated Note will be made in accordance with said instructions against receipts therefor and in connection with contemporaneous receipt by the Company from the Presenting Agent on the settlement date in immediately available funds of an amount equal to the issue price of such Note less the Presenting Agent s commission.

     Upon verification ("Verification") by the Presenting Agent that a Certificated Note has been prepared and authenticated by the Trustee and registered in the name of the purchaser in the proper principal amount and other terms in accordance with the aforementioned confirmation, payment will be made to the Company by the Presenting Agent the same day as the Presenting Agent s receipt of the Certificated Note in immediately available funds. Such payment shall be made by the Presenting Agent only upon prior receipt by the Presenting Agent of immediately available funds from or on behalf of the purchaser unless the Presenting Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

     Upon delivery of a Certificated Note to the Presenting Agent, Verification by the Presenting Agent and the giving of instructions for payment, the Presenting Agent shall promptly deliver such Note to the purchaser.

     In the event any Certificated Note is incorrectly prepared, the Trustee, upon return of the incorrectly prepared Note for exchange, shall promptly prepare and authenticate a replacement Certificated Note in exchange for such incorrectly prepared Note.

Failure to Settle:                 If  the   Presenting  Agent,  at   its  own
                                   option,  has  advanced its  own  funds  for
                                   payment   against  subsequent   receipt  of
                                   funds   from  the  purchaser,  and  if  the
                                   purchaser shall  fail to  make payment  for
                                   the  Certificated  Note on  the  settlement
                                   date  therefor, the  Presenting Agent  will
                                   promptly   notify  the   Trustee  and   the
                                   Company  by  telephone, promptly  confirmed
                                   in  writing  (but  no later  than  the next
                                   Business Day).  In such event,  the Company
                                   shall  promptly  provide the  Trustee  with
                                   appropriate documentation  and instructions
                                   consistent  with these  procedures for  the
                                   return  of  the  Certificated Note  to  the
                                   Trustee  and  the   Presenting  Agent  will
                                   promptly  return the  Certificated Note  to
                                   the  Trustee.   Upon (i)  confirmation from
                                   the Trustee in writing (which  may be given
                                   by   facsimile   transmission)   that   the
                                   Trustee has received  the Certificated Note
                                   and   upon  (ii)   confirmation  from   the
                                   Presenting Agent  in writing (which  may be
                                   given by  facsimile transmission)  that the
                                   Presenting Agent  has not  received payment
                                   from  the purchaser  (the matters  referred
                                   to in  clauses (i) and (ii) are referred to
                                   hereinafter  as  the  Confirmations ),  the
                                   Company   will   promptly    pay   to   the
                                   Presenting Agent  an amount  in immediately
                                   available   funds  equal   to  the   amount
                                   previously paid by the  Presenting Agent in
                                   respect of such Note.   Assuming receipt of
                                   the  Certificated Note  by the  Trustee and
                                   of the  Confirmations by the  Company, such
                                   payment  will  be  made on  the  settlement
                                   date, if  reasonably practical, and  in any
                                   event  not  later  than  the  Business  Day
                                   following  the  date  of  receipt   of  the
                                   Certificated  Note and Confirmations.  If a
                                   purchaser shall  fail to  make payment  for
                                   the Certificated Note for any  reason other
                                   than  the failure  of the  Presenting Agent
                                   to  provide  the necessary  information  to
                                   the   Company   as  described   above   for
                                   settlement  or to provide a confirmation to
                                   the  purchaser within  a reasonable  period
                                   of time  as described above or otherwise to
                                   satisfy  its obligation hereunder or in the
                                   Distribution   Agreement,   and   if    the
                                   Presenting   Agent  shall   have  otherwise
                                   complied  with  its  obligations  hereunder
                                   and  in  the  Distribution  Agreement,  the
                                   Company   will  reimburse   the  Presenting
                                   Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will void such Note, make appropriate entries in its records and send such cancelled Note to the Company; and upon such action, the Certificated Note will be deemed not to have been issued, authenticated and delivered.

Part III: Administrative Procedures Applicable To Both Book-Entry Notes And Certificated Notes

Calculation of
Interest:                          Interest on  Notes (including  interest for
                                   partial periods) will be  calculated on the
                                   basis   of   a  360-day   year   of  twelve
                                   thirty-day  months.  (Examples of  interest
                                   calculations  are  as follows:  The  period
                                   from August 15,  1993 to February 15,  1994
                                   equals 6  months and  0 days, or  180 days;
                                   the interest  payable equals  180/360 times
                                   the  annual  rate  of  interest  times  the
                                   principal amount  of the Note.   The period
                                   from  September 17,  1993  to February  15,
                                   1994 equals  4 months  and 28 days,  or 148
                                   days; the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Note.)

Procedure for Rate
Setting and Posting:               The  Company  and the  Agents  will discuss
                                   from time to time  the aggregate amount of,
                                   the  issuance price  of,  and the  interest
                                   rates  to be  borne by,  Notes that  may be
                                   sold as  a result  of  the solicitation  of
                                   offers  by  the  Agents.   If  the  Company
                                   decides to set prices  of, and rates  borne
                                   by,  any  Notes  in  respect  of which  the
                                   Agents are  to solicit offers  (the setting
                                   of such  prices and rates to be referred to
                                   herein  as  "posting")  or  if  the Company
                                   decides   to   change   prices   or   rates
                                   previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance of Offers:              If the  Company posts prices  and rates  as
                                   provided  above, each  Agent  as agent  for
                                   and  on  behalf   of  the  Company,   shall
                                   promptly  accept  offers received  by  such
                                   Agent to purchase Notes  at the prices  and
                                   rates  so  posted,   subject  to  (i)   any
                                   instructions from  the Company  received by
                                   such   Agent   concerning   the   aggregate
                                   principal amount  of such Notes to  be sold
                                   at the  prices and  rates so posted  or the
                                   period during which such  posted prices and
                                   rates  are   to  be  in  effect,  (ii)  any
                                   instructions from the Company received by such Agent changing or revoking any posted prices and rates, (iii) compliance with the securities laws of the United States and all other jurisdictions and (iv) such Agent s right to reject any such offer as provided below.

     If the Company does not post prices and rates and an Agent receives an offer to purchase Notes or, if while posted prices and rates are in effect, an Agent receives an offer to purchase Notes on terms other than those posted by the Company, such Agent will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Notes. The Company may reject any such offer in whole or in part.

     Each Agent may, in its discretion reasonably exercised, reject any offer to purchase Notes received by it in whole or in part.

Preparation of
Pricing Supplement:                If   any  offer  to   purchase  a  Note  is
                                   accepted by  the Company, the  Company with
                                   the  approval of  the Agent  that presented
                                   such offer  (the "Presenting  Agent"), will
                                   prepare  a  Pricing  Supplement  reflecting
                                   the terms  of such Note and will arrange to
                                   have ten  copies filed with  the Commission
                                   in    accordance   with    the   applicable
                                   paragraph  of Rule  424 under  the Act  and
                                   will supply at least 10 copies thereof  (or
                                   additional  copies  if  requested)  to  the
                                   Presenting  Agent and  one copy  thereof to
                                   the  Trustee.   The  Presenting Agent  will
                                   cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Note.

     In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solicitation;
Amendment or Supplement
of Prospectus:                     The  Company  may  instruct  the  Agents to
                                   suspend  at any  time,  for  any period  of
                                   time  or permanently,  the solicitation  of
                                   offers to purchase Notes.   Upon receipt of
                                   such  instructions  from the  Company,  the
                                   Agents will forthwith suspend  solicitation
                                   of   offers  to  purchase  Notes  from  the
                                   Company until such time as the Company has advised them that such solicitation may be resumed.

     If the Company decides to amend or supplement the Registration Statement or the Prospectus (except for a supplement relating to an offering of securities other than the Notes), it will promptly advise the Agents and the Trustee and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of, and its obligations under, the Distribution Agreement. The Company will, consistent with such obligations, promptly advise each Agent and the Trustee whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus and Pricing Supplement may not be so delivered.

     The Company will file with the Commission any supplement to the Prospectus relating to the Notes, provide the Agents with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424.

Confirmation:                      For   each  offer   to   purchase  a   Note
                                   solicited by an Agent and accepted by or on behalf of the Company, the Presenting
                                   Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Paying Agent Not
to Risk Funds:                     Nothing herein  shall be deemed  to require
                                   the  Trustee  to  risk or  expend  its  own
                                   funds  in  connection with  any  payment to
                                   the  Company,   DTC,  the  Agents   or  the
                                   purchaser or a holder, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or a holder shall be made only to the extent that funds are provided to the Trustee for such purpose.


Authenticity
of Signatures:                     The  Agents  will  have  no  obligation  or
                                   liability to the Company or the Trustee  in
                                   respect   of   the  authenticity   of   the
                                   signature  of  any   officer,  employee  or
                                   agent of the Company or the Trustee on any Note.

Payment of Expenses:               Each  Agent shall  forward to  the Company,
                                   on  a monthly  basis,  a statement  of  the
                                   reasonable out-of-pocket expenses  incurred
                                   by such Agent  during that month  which are
                                   reimbursable to  it pursuant  to the  terms
                                   of   the  Distribution   Agreement.     The
                                   Company will remit payment to the Agents currently on a monthly basis.

Delivery of
Prospectus:                        A  copy  of  the   Prospectus  and  Pricing
                                   Supplement   relating   to  a   Note   must
                                   accompany  or precede  the earliest  of any
                                   written  offer of  such Note,  confirmation
                                   of  the purchase  of such  Note or  payment
                                   for such  Note by its purchaser.  If notice
                                   of a  change in the  terms of the  Notes is
                                   received  by an  Agent between the  time an
                                   order  for a  Note is  placed and  the time
                                   written  confirmation  thereof is  sent  by
                                   such Agent  to  a customer  or  his  agent,
                                   such confirmation  shall be  accompanied by
                                   a   Prospectus   and   Pricing   Supplement
                                   setting forth the terms  in effect when the
                                   order was  placed.  Subject  to "Suspension
                                   of  Solicitation;  Amendment or  Supplement
                                   of  Prospectus"  above,   each  Agent  will
                                   deliver    a    Prospectus   and    Pricing
                                   Supplement   as   herein   described   with
                                   respect to each Note sold by it.

                                                                 Exhibit B



                               TERMS AGREEMENT



Central Illinois Light Company
300 Liberty Street
Peoria, Illinois  61602

Attention:

     Subject in all respects to the terms and conditions of the Distribution Agreement (the "Distribution Agreement"), dated December 1, 1994, among National Westminster Bank Plc, New York Branch and PaineWebber Incorporated and Central Illinois Light Company (the "Company"), the undersigned agrees to purchase the following principal amount of the Company s First Mortgage Bonds, Medium-Term Note A Series (the "Notes") (capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement and the Exhibit A thereto):

Aggregate Principal Amount:        $

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Redemption Provisions, if any:

Other Terms:

Purchase Price:                    % of Principal Amount
                                   [plus accrued interest from
                                   _____________, 199__]

Purchase Date and Time:

                                   Place for Delivery of Notes
                                   and Payment Therefor

Method of Payment:

          Modification,     if
          any,      in     the
          requirements      to
          deliver          the
          documents  specified
          in  Section 6(b)  of
          the     Distribution
          Agreement:

          Period  during which
          First       Mortgage
          Bonds,     including
          Notes,  may  not  be
          sold   pursuant   to
          Section 4(m)  of the
          Distribution
          Agreement:



          Book-Entry Notes
          or      Certificated
          Notes:

               This Agreement shall be governed by and construed in accordance with the laws of New York.

                                             [Insert name of Purchaser[s]]



                                             By
                                               ----------------------------
                                                 Title:

          Accepted:  __________________ 19__

          Central Illinois Light Company


          By
            ----------------------------
              Title: